Exhibit No. 99.01
Form 10-KSB
Ventures-United, Inc.
File No. 000-32921

   Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Ventures-United, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary R. Littler, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 27, 2003                            By: /s/ Gary R. Littler
                                                    Chief Executive Officer


     In connection with the Annual Report of Ventures-United, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Taylor, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 27, 2003                            By: /s/ Robert C. Taylor
                                                    Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to [name of issuer] and will be retained by [name of issuer] and furnished to the Securities and Exchange Commission or its staff upon request.